Park Sterling Corporation

2011Q4 Earnings Conference Call

February 2, 2012

Forward Looking Statements and Additional Information

PARKSTERLING

Forward Looking Statements

This presentation contains, and Park Sterling Corporation ("Park Sterling") and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations, plans or forecasts of future events, results and condition, including financial and other estimates and expectations regarding the merger with Community Capital Corporation, the general business strategy of engaging in bank mergers, organic growth including branch openings and anticipated asset size, expansion or addition of product capabilities, anticipated loan growth, refinement of the loan loss allowance methodology, recruiting of key leadership positions, increases in net interest margin, changes in loan mix, changes in deposit mix, capital and liquidity levels, net interest income, noninterest income, credit trends and conditions, including loan losses, allowance, charge-offs, delinquency trends and nonperforming loan and nonperforming asset levels, residential sales activity and other similar matters. These statements are not guarantees of future results or performance and by their nature involve certain risks and uncertainties that are based on management's beliefs and assumptions and on the information available to management at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC: failure to realize synergies and other financial benefits from the merger with Community Capital within the expected time frame; increases in expected costs or difficulties related to integration of the Community Capital merger; inability to identify and successfully negotiate and complete additional combinations with potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combination; the effects of continued negative economic conditions, including stress in the commercial real estate markets or delay or failure of recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of our allowance; deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans or in the value of guarantor support for those loans, where applicable; deterioration in the value of securities held in our investment securities portfolio; failure of assumptions underlying the utilization of our deferred tax assets; legal and regulatory developments; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including accounting for purchase credit impaired loans under ASC 310-30, and the impact on Park Sterling's financial statements; Park Sterling's ability to attract and retain new employees; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

Additional Information

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Full Year and Fourth Quarter Highlights

PARKSTERLING

Began 2011 …

- ❑ Facing general economic headwinds and distressed local markets
- ❑ Addressing elevated problem loans, reflecting eroded borrower capacity/willingness to pay
- ❑ Continuing to strengthen infrastructure to effectively execute strategy
- ❑ Recruiting talent in select metropolitan markets to drive organic growth
- ❑ Seeking M&A partners to expand product offerings and build core deposits

During the year …

- ❑ Established a bank holding company to facilitate M&A activity
- ❑ Opened de novo offices in Charleston, SC; Upstate, SC; and Research Triangle, NC
- ❑ Established a new asset-based lending capability through team lift-out
- ❑ Instituted sales management practices, including incentives for loan production
- ❑ Executed programs to improve asset quality and earnings
- ❑ Reached and consummated an attractive merger with Community Capital

Concluded 2011 by …

- ❑ Closing merger with Community Capital and consolidating banks into single charter
- ❑ Delivering improved asset quality and earnings, as evidenced in 2011Q4
  - Net income of $658,000 ($0.02 per share), excluding merger-related expenses*
  - Net loan growth of $28.1 million (8%), excluding acquired loans*
  - Nonperforming loan decline of $22.2 million (53%) from prior year[1]
  - Nonperforming asset decline of $17.2 million (40%) from prior year, excluding merger[2*]
  - Annualized NCO decline to 0.85% from 8.86% the prior year, excluding acquired loans[3*]
  - Strong capital with TCE/TA* of 16.74%
- ❑ Remaining well-positioned for profitability and growth (organic and M&A)

1. Excludes acquired nonperforming loans, which are purchased credit impaired (PCI) loans under ASC 310-30 accounting.
2. Excludes $8.6 million of OREO acquired with Community Capital
3. Excludes acquired loans in calculation; annualized net charge-offs declined to 0.50% in 2011Q4 including acquired loans

* Non-GAAP measure

Earnings Profile

PARKSTERLING

Three Month Results

	2010Q4	2011Q1	2011Q2	2011Q3	2011Q4
Net Income (Loss)					
Net interest income	$ 3,897	$ 3,956	$ 3,772	$ 3,854	$ 7,813
Provision expense	(8,237)	(4,462)	(3,245)	(568)	(1,111)
Noninterest income	43	72	44	111	1,419
Noninterest expense	3,548	4,234	5,474	5,216	10,034
Net income (loss)	$ (4,521)	$ (2,887)	$ (3,114)	$ (1,376)	$ (981)
Net income (loss) per share	$ (0.16)	$ (0.10)	$ (0.11)	$ (0.05)	$ (0.03)
*Excluding merger-related expenses**					
Net income (loss)	$ (4,521)	$ (2,841)	$ (2,713)	$ (1,054)	$ 658
Net income (loss) per share	$ (0.16)	$ (0.10)	$ (0.10)	$ (0.04)	$ 0.02
Weighted average dilutive shares	*28,051,098*	*28,051,098*	*28,051,098*	*28,051,098*	*30,719,363*
Average Balances and Yields					
Average loans	$ 404,644	$ 397,066	$ 385,893	$ 367,096	$ 622,823
Avg yield on loans	4.89%	4.79%	4.63%	4.63%	5.28%
Average earning assets	$ 630,220	$ 590,486	$ 582,154	$ 568,743	$ 844,498
Avg yield on earning assets	3.65%	3.83%	3.69%	3.64%	4.39%
Average interest-bearing liabilities	$ 416,073	$ 392,301	$ 404,517	$ 383,317	$ 627,185
Avg cost interest-bearing liabilities	1.81%	1.73%	1.57%	1.40%	0.97%
Net interest margin	2.45%	2.68%	2.60%	2.69%	3.67%
Noninterest Income					
Service charges on deposit accts	$ 19	$ 26	$ 25	$ 23	$ 241
Income from fiduciary activities	-	-	-	-	418
Commssions on sales mutual funds	-	-	-	-	29
Gain on sale of securities	-	19	1	-	-
Gain on sale of loans held for sale	-	-	-	-	297
BOLI income	-	-	-	52	213
Other noninterest income	24	27	18	36	221
Total noninterest income	$ 43	$ 72	$ 44	$ 111	$ 1,419

- Net income of $658,000, or $0.02 per share, in 2011Q4
  - Excludes pre-tax, merger-related expenses of $2.6 million*
- Average earning assets increased $275.8 million (48%) from 2011Q3
  - Includes two months of Community Capital operations
- Net interest margin# improved to 3.67% from 2.69% in 2011Q3
  - Reduced NPL drag
  - Two months of higher yield on acquired loans
  - Improved funding mix and reduced costs from acquired core deposits
- Noninterest income increased $1.3 million from 2011Q3
  - Benefited from acquired accounts and products

(Unaudited, except 2010Q4; $ in thousands, except per share amounts)
** Non-GAAP measure* *# Includes estimates of net interest margin impact of ASC 840 and ASC 310-30*

Noninterest Expense

PARKSTERLING

Three Month Results

	2010Q4	2011Q1	2011Q2	2011Q3	2011Q4
Noninterest Expense					
Personnel expenses	$ 2,114	$ 2,507	$ 2,975	$ 3,051	$ 6,245
Occupancy and FF&E	250	256	301	369	662
Advertising and promotion	50	38	87	115	132
Legal and professional	208	307	1,205	721	505
Deposit charges and FDIC	185	287	196	134	116
Data processing and services	109	123	128	142	402
Directors fees	182	41	45	45	94
OREO expense and loss on sale	16	235	93	101	400
Loan and collection expense	63	86	109	180	255
Shareholder reporting expense	15	64	94	36	68
Other expenses	356	290	241	322	1,155
Total noninterest expense	$ 3,548	$ 4,234	$ 5,474	$ 5,216	$ 10,034
Memo Items					
Outgoing director expense	$ 185	$ -	$ -	$ -	$ -
BHC formation	-	91	116	-	-
Sarb-Ox/ SEC reporting build-out	-	96	139	-	-
Employee relocation expenses	-	-	-	122	-
Employee incentive reversal	-	-	-	-	(367)
Non-merger due diligence expense	150	50	-	50	-
Merger-related expense	-	75	632	496	2,609
Normalized noninterest expense*	$ 3,213	$ 3,922	$ 4,587	$ 4,548	$ 7,792
Stock expense (non-cash)	$ 328	$ 446	$ 523	$ 479	$ 484
FTE headcount	54	63	67	82	269

- Noninterest expense increased $4.8 million (92%) from 2011Q3
  - Merger-related expenses increased $2.1 million (426%)
  - Occupancy and FF&E increased $293,000 (79%)
  - Data processing and services increased $260,000 (183%)
  - OREO and loan collection expenses increased $374,000 (133%)
- Normalized noninterest expense* increased $3.2 million (71%) from 2011Q3
  - Includes two months of Community Capital operations
- Headcount increased by 187 (228%)
  - Includes addition of 182 with Community Capital

(Unaudited, except 2010Q4 income statement; $ in thousands)
** Non-GAAP measure (reconciliation as presented in table above)*

Improved Earnings Profile

PARKSTERLING

Net Interest Margin (Non-FTE) (%)#


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
2.45
2.68
2.60
2.69
3.67
3.52 3.21 3.14
3.57 3.22 3.03
3.61 3.42 3.18
3.60 3.46 3.23
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Efficiency Ratio (%)#


160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
90.1
105.1
103.3
143.4
126.9
131.6
119.0
108.0
79.7
86.0 74.0 67.9
80.1 75.9 70.0
80.3 75.7 64.5
82.8 70.0 63.4
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB
PSTB (Excld merger-related)

Yield on Earning Assets (%)#


5.50
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
3.65
3.83
3.69
3.64
4.39
5.17 4.87 4.48
4.96 4.64 4.34
4.96 4.75 4.41
5.02 4.64 4.38
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Cost of Interest-Bearing Liabilities (%)


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1.81
1.73
1.57
1.40
0.97
1.82 1.54 1.23
1.62 1.40 1.04
1.62 1.35 0.97
1.58 1.29 0.91
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Source: SNL and PSTB internal data.

 # Includes estimates of net interest margin impact of ASC 840 and ASC 310-30

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Community Capital Merger

PARKSTERLING

Final Purchase Price Analysis

	As Estimated June 30, 2011	At Closing November 1, 2011
CPBK share count	10,060,777	10,060,777
New PSTB shares issued *	4,024,512	4,024,269
PSTB share price **	$ 4.95	$ 3.85
Stock consideration	19,921	15,492
Cash consideration	13,280	13,284
Transaction value	33,201	28,776
CPBK shareholders equity	48,875	46,970
CPBK intangibles	(1,162)	(942)
FMV adjustments:		
Credit ***	(52,114)	(45,341)
Allowance for loan losses	15,112	13,399
Premises and equipment	1,709	4,377
Core deposit intangibles	3,000	4,090
Deferred taxes	13,056	10,905
Deposits	(642)	(627)
Long-term borrowings	(3,589)	(6,455)
Subordinated debt	4,000	4,976
Accrued expenses and other	(1,908)	(3,004)
Fair value net assets acquired	26,337	28,348
Goodwill	$ 6,864	$ 428

* Based on 60% stock consideration (0.6667 exchange ratio), 40% cash consideration (plus fractional)
** Based on assumed closing share price at June 30, 2011 and actual closing share price on October 31, 2011
*** Adjusted for NCOs and OREO write-downs since transaction announcement, net of other credit items

- The transaction's fixed exchange ratio and lower stock value led to a $4.4 million (13%) decline in transaction value at closing compared to that estimated as of June 30, 2011
- Several factors led to a $2.0 million (8%) increase in the fair value of net assets acquired including, but not limited to
  - Extended time elapsed from merger announcement to closing
  - Significant interest rate movements
  - Community Capital's continued earnings
  - Community Capital's continued actions to address credit issues
  - Higher appraised value of premises
- As a result, ASC 840 (formerly FAS 141r) acquisition accounting adjustments for the transaction resulted in goodwill of $428 thousand
  - Compares to $6.9 million of goodwill estimated utilizing assumptions and June 30, 2011 balances

(Unaudited; $ in thousands, except per share amounts)

Asset Profile

PARKSTERLING

Period End Asset Mix ($)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cash & FF $65,378
Investments $140,590
Net Loans* $387,405
Other $22,735
Cash & FF $115,513
Investments $112,273
Net Loans* $376,419
Other $24,211
Cash & FF $66,980
Investments $146,734
Net Loans* $369,088
Other $27,866
Cash & FF $56,568
Investments $130,667
Net Loans* $357,579
BOLI $8,052
Other $29,517
Cash & FF $28,542
Investments $210,146
Net Loans* $748,893
BOLI $26,223
Other $99,419
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

- Total assets increased $530.8 million (91%) in 2011Q4, driven by Community Capital merger
  - Net loans increased $391.3 million (109%)
    - Non-acquired loans* increased $28.1 million (8%)
  - Investments increased $79.5 million (61%)
  - Cash and Fed funds decreased $28.0 million (50%)
    - Partially funded repayment of acquired fixed rate FHLB borrowings
  - Incorporates ASC 840 acquisition accounting adjustments

Period End Total Assets ($)


Total Assets $616,108
Total Assets $628,416
Total Assets $610,668
Total Assets $582,383
Total Assets $1,113,223
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

(Unaudited, except 2010Q4; $ in thousands) * Non-GAAP measure

* Net Loans excludes LHFS of $6.3 million in 2011Q4, $1.6 million in 2011Q3 and $1.6 million in 2011Q2; shown net of ALLL and estimated ASC 840 acquisition accounting adjustments

Loan Profile

PARKSTERLING

Loan Mix by Type ($)#


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other $10,470
1-4 Family $21,716
HELOC $56,968
C&I $48,401
CRE - OO $55,089
CRE - NOO $110,407
C&D - Other $67,979
C&D - Resi $28,918
2010Q4
Other $12,043
1-4 Family $25,034
HELOC $53,725
C&I $48,107
CRE - OO $52,764
CRE - NOO $113,612
C&D - Other $58,099
C&D - Resi $24,896
2011Q1
Other $13,334
1-4 Family $21,767
HELOC $56,481
C&I $45,056
CRE - OO $61,878
CRE - NOO $111,349
C&D - Other $50,949
C&D - Resi $19,761
2011Q2
Other $14,293
1-4 Family $19,816
HELOC $56,787
C&I $44,939
CRE - OO $66,979
CRE - NOO $108,558
C&D - Other $43,367
C&D - Resi
2011Q3
Other $27,022
1-4 Family $84,122
HELOC $93,168
C&I $80,381
CRE - OO $158,476
CRE - NOO $195,691
C&D - Other $92,591
C&D - Resi $27,263
2011Q4

- Total loans, before ALLL and deferred costs (fees), increased $391.0 million (106%), driven by Community Capital merger
- Improved portfolio mix, as shown in the table below:

	2010Q4	2011Q1	2011Q2	2011Q3	2011Q4
C&D	24%	21%	19%	15%	16%
C&I	12%	12%	12%	12%	11%
CRE - OO	14%	14%	16%	18%	21%
C&I and OO	26%	26%	28%	30%	31%
CRE - NOO	28%	29%	29%	30%	26%
HELOC	14%	14%	15%	15%	12%
1-4 Family	5%	6%	6%	5%	11%
Other	3%	3%	4%	4%	4%
Total loans	100.0%	100.0%	100.0%	100.0%	100.0%

(Unaudited, except 2010Q4; $ in thousands.)

 # Loan balances exclude deferred costs (fees); loan balances include estimates of ASC 840 acquisition accounting adjustments and ASC 310-30 individual loan and loan pool allocations

Loan Accounting

PARKSTERLING

Loan# Accounting Mix ($)


2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
Nonaccrual $40,911
Originated Loans* $358,918
ALLL $(12,424)
Nonaccrual $34,027
Originated Loans* $354,160
ALLL $(11,768)
Nonaccrual $25,565
Originated Loans* $354,800
ALLL $(11,277)
Nonaccrual $19,448
Originated Loans* $347,964
ALLL $(9,833)
Nonaccrual $16,256
Acquired ASC 310-30 $86,700
Acquired ASC 310-20 $311,985
Originated Loans* $379,252
ALLL $(10,154)
Mark $(35,146)

- Increased accounting complexity following merger
  - Originated loans follow ASC 310-20 (formerly FAS 91)
    - Familiar income recognition, asset quality measures (e.g., NCOs, NPLs, NPAs), and estimated ALLL
  - Acquired, non-credit impaired loans follow ASC 310-20 and ASC 805
    - Income recognition incorporates accretion of portion of acquisition accounting fair value adjustment (mark)
    - Asset quality measures and estimated ALLL incorporate portion of mark
  - Acquired, purchased credit impaired (PCI) loans follow ASC 310-30 (formerly SOP 03-3; preliminary estimates available at this time) and ASC 805
    - Recognize excess of expected cash flows of loans, or pools of loans, over carrying value, which incorporates portion of mark, as accretable yield
    - Recognize deficit in expected cash flows of loans, or pools of loans, below carrying value as NCOs
    - Excluded from other familiar asset quality measures and estimated ALLL

(Unaudited, except 2010Q4; $ in thousands) ** Non-GAAP measure*

 # Loans excludes LHFS of $6.3 million in 2011Q4, $1.6 million in 2011Q3 and $1.6 million in 2011Q2; applicable ALLL and acquisition accounting adjustment s shown separately

Funding Profile

PARKSTERLING

Period End Funding Mix ($)



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
DDA $36,333
MMDA & NOW $71,666
CDs $194,162
Brokered CDs $105,659
Debt# $27,769
Equity $177,101
DDA $37,098
MMDA & NOW $107,186
CDs $176,676
Brokered CDs $100,552
Debt# $28,108
Equity $174,770
DDA $42,156
MMDA & NOW $110,874
CDs $154,984
Brokered CDs $95,892
Debt# $28,556
Equity $173,584
DDA $42,890
MMDA & NOW $120,017
CDs $126,741
Brokered CDs $85,344
Debt# $27,978
Equity $174,617
DDA $142,652
MMDA & NOW $333,968
CDs $246,899
Brokered CDs $123,118
Debt# $62,061
Equity $190,055
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

- Core deposits increased $433.9 million (150%), driven by Community Capital merger
  - Increased to 66% of total funding in 2011Q4 from 50% in 2011Q3
  - Demand deposits increased to 13% of total funding in 2011Q4 from 7% in 2011Q3
- Wholesale funding increased $71.9 million (63%), driven by Community Capital merger
  - Declined to 17% of total funding in 2011Q4 from 20% in 2011Q3
  - Increase in Brokered CDs partially funded repayment of acquired fixed rate FHLB borrowings

Total Funding ($)



Core Deposits $302,161
Wholesale $133,428
Equity $177,101
Core Deposits $320,960
Wholesale $128,660
Equity $174,770
Core Deposits $308,014
Wholesale $124,448
Equity $173,584
Core Deposits $289,648
Wholesale $113,322
Equity $174,617
Core Deposits $723,519
Wholesale $185,179
Equity $190,055
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

(Unaudited, except 2010Q4; $ in thousands)

** Includes $6.9 million of Tier 2 eligible subordinated debt each quarter, and in 2011Q4 $5.4 million of Tier 1 eligible subordinated debt.*

Capital and Liquidity Ratios Remain Strong

PARKSTERLING

Leverage Ratio (%)


30.00
25.00
20.00
15.00
10.00
5.00
-
27.19
28.14
27.07
27.17
14.93
9.73 8.67 8.02
9.90 9.15 7.62
9.79 8.79 7.51
10.18 8.91 8.13
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Liquidity Ratio (%)


60.00
50.00
40.00
30.00
20.00
10.00
-
50.48
53.99
53.09
49.70
25.36
24.57 15.67 12.55
25.34 17.39 13.90
24.47 18.93 14.10
25.60 19.62 14.95
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Tangible Common Equity* / Tangible Assets* (%)


35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
28.75
27.81
28.43
29.98
16.74
8.68 6.81 5.23
8.74 6.73 4.74
8.73 6.96 4.60
8.44 7.13 4.56
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Wholesale Funding (%)


35.00
30.00
25.00
20.00
15.00
10.00
5.00
-
30.63
28.62
28.78
28.12
20.38
31.19 16.48 12.23
28.82 16.00 10.96
26.78 15.92 10.20
25.87 14.86 10.20
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Source: SNL and PSTB internal data
* Non-GAAP measure

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Nonperforming Assets

PARKSTERLING

Nonperforming Assets by Classification ($)



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Total $43,355
TDRs $1,198
Nonaccrual loans $40,911
OREO $1,246
2010Q4
Total $36,790
TDRs $1,198
Nonaccrual loans $34,027
OREO $1,565
2011Q1
Total $32,637
LHFS $1,600
TDRs $2,002
Nonaccrual loans $25,565
OREO $3,470
2011Q2
Total $28,699
LHFS $1,559
TDRs $2,001
Nonaccrual loans $19,448
OREO $5,691
2011Q3
Total $35,885
LHFS $1,560
TDRs $3,666
Nonaccrual loans $16,256
OREO $14,403
2011Q4

- Nonperforming assets increased $7.2 million (25%), due primarily to acquired OREO
  - LHFS unchanged at $1.6 million
    - Contract to sell property following move to OREO (in-process)
  - TDRs increased $1.7 million (83%)
    - Successfully remediated loans
  - No 90+ days past due and still accruing
  - Nonaccrual loans decreased $3.2 million (16%)
    - ~ 54% remain current on all payments
  - OREO increased $8.7 million (153%)
    - $9.8 million from merger

OREO Roll-Forward Analysis ($)

	2011Q1	2011Q2	2011Q3	2011Q4
Beginning OREO	$ 1,246	$ 1,565	$ 3,470	$ 5,691
Additions	1,071	2,525	3,269	3,554
Acquired OREO	-	-	-	8,420
Write-down	(242)	(59)	(73)	(338)
Sale	(510)	(561)	(975)	(2,924)
Ending OREO	$ 1,565	$ 3,470	$ 5,691	$ 14,403

(Unaudited, except 2010Q4; $ in thousands)

Peer Group Comparisons

PARKSTERLING

NPLs to Total Loans (%)


12.00
10.00
8.00
6.00
4.00
2.00
-
10.53
9.07
7.25
5.84
5.04
2.62
7.21 5.96 4.57
8.16 6.38 4.32
8.12 5.65 3.83
9.17 6.28 4.47
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB (Total)
PSTB (Originated)

NPAs to Total Assets (%)


9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
7.04
5.85
5.34
4.93
3.22
6.57 5.23 4.37
7.10 5.26 4.26
7.31 5.04 4.06
8.03 5.64 4.02
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

NPAs to Tangible Equity* + ALLL (%)


100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
-
22.88
19.72
17.65
15.56
18.33
87.91 50.84 39.48
73.22 46.92 36.15
71.87 45.47 33.00
87.55 47.22 36.32
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB

Annualized NCOs to Average Loans (%)


10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
8.86
5.16
3.87
2.19
0.85
0.51
4.10 2.68 1.47
2.48 1.69 1.38
2.32 1.39 0.73
2.68 1.80 1.10
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB (Total)
PSTB (Originated)

Source: SNL and PSTB internal data
** Non-GAAP measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets.

Allowance Methodology

PARKSTERLING

Modifications to Performing Loan Component

- Adds segregation by loan type to existing risk grade designations to enhance granularity
  - Commercial loan groups
    - Commercial and industrial
    - CRE owner-occupied
    - CRE non-owner occupied
    - Acquisition, construction and development
    - Other commercial
  - Consumer loan groups
    - Residential mortgage
    - Home equity lines of credit
    - Residential construction
    - Other consumer
- Adds historical loss rates (backward looking) to risk grade factors (forward looking) to enhance model perspective
  - Annualized quarterly loss rates (NCOs) calculated by loan type back to 2008Q2
  - Loss rates evaluated over a variety of rolling time horizons to assess most applicable data
    - Currently focused on average reported 8 quarter annualized loss rates

Allowance for Loan Losses

PARKSTERLING

Five-Quarter Roll Forward Analysis

Three Months and Period Ended	2010Q4	2011Q1	2011Q2	2011Q3	2011Q4
Beginning balance	$ 13,150	$ 12,424	$ 11,768	$ 11,277	$ 9,833
Provision expense	8,237	4,462	3,245	568	1,111
Charge-offs	(9,000)	(5,581)	(4,096)	(2,113)	(1,297)
Recoveries	37	463	360	101	507
Ending Balance	$ 12,424	$ 11,768	$ 11,277	$ 9,833	$ 10,154
Net charge-offs	$ 8,963	$ 5,118	$ 3,736	$ 2,012	$ 790
Ann'lzd NCOs - orig (%)*	--	--	--	--	0.85%
Ann'lzd NCOs - total (%)	8.86%	5.16%	3.87%	2.19%	0.51%
ALLL to orig loans (%)*	--	--	--	--	2.57%
ALLL to total loans (%)	3.11%	3.03%	2.96%	2.68%	1.34%

* *Excluding acquired loans (non-GAAP measure)*

- Allowance for loan losses increased $321 thousand (3%) from 2011Q3
  - Performing loan component accounted for $9.2 million (91%) of ALLL
  - Specific reserve component accounted for $1.0 million (9%) of ALLL
- Provision expense increased $0.5 million (96%) from prior quarter to support loan growth
- Net charge-offs decreased $1.2 million (61%) from prior quarter, reflecting improvement in asset quality
  - 0.85% of average originated loans (annualized)*

Components of Allowance ($)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Total $12,424
Specific $4,207
Qualitative $1,884
Quantitative $6,333
Total $11,768
Specific $1,860
Qualitative $1,859
Quantitative $8,048
Total $11,277
Specific $1,951
Qualitative $1,863
Quantitative $7,463
Total $9,833
Specific $1,045
Qualitative $1,740
Quantitative $7,048
Total $10,154
Specific $1,028
Qualitative $964
Quantitative $8,162
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4

Allowance / Total Loans (%)



3.50
3.00
2.50
2.00
1.50
1.00
0.50
3.11
3.03
2.95
2.66
2.57
1.34
2.92 2.29 1.95
2.89 2.43 2.05
2.91 2.35 2.05
2.83 2.36 2.00
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
75th%
50th%
25th%
PSTB (Total)
PSTB (Originated)#

(Unaudited, except 2010Q4; $ in thousands)
* *Non-GAAP measure*

Peer group percentiles include publicly-held depository institutions headquartered in the Carolinas with $750 million to $4 billion in total assets. (Source: SNL)

Expanded Origination Capabilities

PARKSTERLING

Charlotte, NC

- Opened October 2006
- Two full service branches
- Building staff … eight bankers, three CSRs, three underwriters
- Evaluating additions, including wealth and mortgage

Research Triangle, NC

- Entered market 2011Q2
- Full service branch (January 2012)
- Building staff … three bankers, one underwriter
- Evaluating additions, including wealth and mortgage

Greenville/Spartanburg , SC

- Entered market 2011Q2
- Current LPO (full branch approved)
- Building staff … currently two bankers, one underwriter, one CSR
- Evaluating additions, including wealth



Richmond
Hampton Roads
Piedmont Triad
Research Triangle
Charlotte
Greenville/
Spartanburg
Columbia
Wilmington
Charleston

Wilmington, NC

- Opened July 2008
- Full service branch
- Building staff … currently three bankers, two CSRs
- Evaluating additions, including wealth and mortgage

Asset Based Lending

- Hired new team 2011Q2
- Initial staffing … one banker, portfolio manager, collateral analyst and underwriter

Charleston, SC

- Entered market 2011Q1
- Full service branch (June 2011)
- Building staff … three bankers, two CSRs, one underwriter
- Evaluating additions, including wealth and mortgage

New metropolitan markets to legacy Park Sterling highlighted.

Continued Growth Opportunities

PARKSTERLING

Disclosure Policy: Management generally will not comment on specific M&A opportunities prior to execution of a merger agreement, nor on new hire opportunities prior to announcement.

Organic Growth

- Remain focused on developing existing de novo offices and expanded product offerings
- Anticipate leveraging acquired product capabilities across existing footprint
- Future initiatives expected to focus on Richmond, Hampton Roads, Piedmont Triad and/or Columbia

Mergers and Acquisitions

- Pipeline of opportunities across Virginia and the Carolinas remains active
  - Market conditions and regulatory environment remain challenging for smaller community banks
- Lowered threshold to $100 million in total assets
  - Attractiveness of smaller deals reflects current economic and capital markets environments
- Merger cost savings likely to play important role in financial model going forward
  - Slight advantage to opportunities in existing markets


Richmond
Hampton Roads
Piedmont Triad
Charlotte
Research Triangle
Greenville/ Spartanburg
Wilmington
Columbia
Charleston

Outlook for 2012

PARKSTERLING

Financial Performance

- Anticipate maintaining quarterly profitability in 2012, excluding merger-related expenses
  - Continued loan growth, on average, in metropolitan markets
    - *Significant opportunity/risk to continued loan shrinkage in community markets*
  - Net interest margin, on average, to hold or improve from current run-rate levels
    - *Significant opportunity/risk is to accretable yield from PCI loans*
  - Provision expense, on average, to hold or improve slightly from current run-rate levels as asset quality continues to improve
    - *Significant opportunity/risk to acquired, non-PCI loans and to general economic and market conditions*
  - Noninterest income, on average, to hold or improve from current run-rate levels
    - *Significant opportunity/risk to mortgage origination volumes*
  - Noninterest expense, on average, to increase modestly from current run-rate levels
    - *Significant opportunity/risk to continued organic investments (see below), and OREO and credit collection expenses*

Growth Initiatives

- Anticipated organic growth focus
  - Expanding and/or upgrading banker talent in existing locations
  - Expanding acquired product offerings into legacy markets (i.e., wealth, mortgage, treasury services)
  - Adding product capabilities to better serve existing customers and markets
- Anticipated M&A focus
  - Expansion/fill-in opportunities of banks or branches within existing footprint
  - Attractive deposit and/or product franchises outside of existing footprint

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)

	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)	March 31, 2011 (Unaudited)	December 31, 2010 *
Tangible assets					
Total assets	$ 1,113,223	$ 582,383	$ 610,668	$ 628,416	$ 616,108
Less: intangible assets	4,450	-	-	-	-
Tangible assets	$ 1,108,773	$ 582,383	$ 610,668	$ 628,416	$ 616,108
Tangible common equity					
Total common equity	$ 190,055	$ 174,617	$ 173,584	$ 174,770	$ 177,101
Less: intangible assets	4,450	-	-	-	-
Tangible common equity	$ 185,605	$ 174,617	$ 173,584	$ 174,770	$ 177,101
Tangible book value per share					
Issued and outstanding shares	32,643,627	28,619,358	28,619,358	28,619,358	28,051,098
Add: dilutive stock options	-	-	-	-	-
Deduct: nondilutive restricted awards	568,260	568,260	568,260	568,260	-
Period end dilutive shares	32,075,367	28,051,098	28,051,098	28,051,098	28,051,098
Tangible common equity	$ 185,605	$ 174,617	$ 173,584	$ 174,770	$ 177,101
Divided by: period end dilutive shares	32,075,367	28,051,098	28,051,098	28,051,098	28,051,098
Tangible common book value per share	$ 5.79	$ 6.22	$ 6.19	$ 6.23	$ 6.31
Earnings per share (excluding merger-related expenses)					
Net income (loss)	$ (981)	$ (1,376)	$ (3,114)	$ (2,887)	$ (4,521)
Plus: merger-related expenses	2,609	496	632	75	-
Less: related income tax expense	(970)	(174)	(231)	-	-
Net income (loss) (excluding merger-related expenses)	$ 658	$ (1,054)	$ (2,713)	$ (2,812)	$ (4,521)
Divided by: weighted average dilutive shares	30,719,363	28,051,098	28,051,098	28,051,098	28,051,098
Earnings per share (excluding merger-related expenses)	$ 0.02	$ (0.04)	$ (0.10)	$ (0.10)	$ (0.16)

Non-GAAP Measures

Tangible assets, tangible common equity, tangible book value, earnings (loss) excluding merger-related expenses, asset quality measures excluding the effects of the merger, loan growth excluding the effects of the merger, and related ratios and EPS measures, as used throughout this presentation, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers. Management uses asset quality measures excluding acquisitions to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers. Management uses loan growth excluding acquired loans to evaluate its organic growth and to facilitate comparisons with peers. Management uses earnings (loss) excluding merger-related expenses and related EPS measures to evaluate core earnings (loss). This table presents a reconciliation of these non-GAAP measures to the most comparable GAAP measures.

Special Note

As contemplated during the 2010 Public Offering, Park Sterling awarded certain performance-based restricted shares to officers and directors following formation of the bank holding company. These 568,260 shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in EPS or TBV per share calculations until they vest (and thereby have economic rights).

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)

	December 31, 2011 (Unaudited)	September 30, 2011 (Unaudited)	June 30, 2011 (Unaudited)	March 31, 2011 (Unaudited)	December 31, 2010 *
Asset quality measures excluding acquisition					
Total loans	$ 759,047	$ 367,412	$ 380,365	$ 388,187	$ 399,829
Less: loans acquired with Community Capital	(363,539)	-	-	-	-
Loans excluding acquired loans (originated loans)	$ 395,508	$ 367,412	$ 380,365	$ 388,187	$ 399,829
Total nonperforming assets	$ 35,885	$ 28,699	$ 32,637	$ 36,790	$ 43,356
Less: nonpeforming assets acquired with Community Capital	(9,762)	-	-	-	-
Nonperforming assets excluding acquisition	$ 26,123	$ 28,699	$ 32,637	$ 36,790	$ 43,356
Nonperforming loans	$ 19,922	$ 21,449	$ 27,566	$ 35,225	$ 42,109
Divided by: loans excluding acquisition	395,508	367,412	380,365	388,187	399,829
Nonperforming loans to loans excluding acquisition	5.04%	5.84%	7.25%	9.07%	10.53%
Allowance for loan losses	$ 10,154	$ 9,833	$ 11,277	$ 11,768	$ 12,424
Divided by: loans excluding acquisition	395,508	367,412	380,365	388,187	399,829
Allowance for loan losses to loans excluding acquisition	2.57%	2.68%	2.96%	3.03%	3.11%
Average loans	$ 622,823	$ 367,096	$ 385,893	$ 397,066	$ 404,644
Less: average loans related to Community Capital	(251,233)	-	-	-	-
Average loans excluding acquisition	$ 371,590	$ 367,096	$ 385,893	$ 397,066	$ 404,644
Net charge-offs	$ 790	$ 2,012	$ 3,736	$ 5,118	$ 8,963
Divided by: average loans excluding acquisition	372,661	367,096	385,893	397,066	404,644
Annualized net charge-offs to average loans excluding acquisition	0.85%	2.19%	3.87%	5.16%	8.86%

* Derived from audited financial statements.

Non-GAAP Measures

Tangible assets, tangible common equity, tangible book value, earnings (loss) excluding merger-related expenses, asset quality measures excluding the effects of the merger, loan growth excluding the effects of the merger, and related ratios and EPS measures, as used throughout this presentation, are non-GAAP financial measures. Management uses tangible assets, tangible common equity and tangible book value and related ratios to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers. Management uses asset quality measures excluding acquisitions to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers. Management uses loan growth excluding acquired loans to evaluate its organic growth and to facilitate comparisons with peers. Management uses earnings (loss) excluding merger-related expenses and related EPS measures to evaluate core earnings (loss). This table presents a reconciliation of these non-GAAP measures to the most comparable GAAP measures.